Variable Life Insurance Application            [ ]  Check here if applying for
GE Life and Annuity Assurance Company               Additional Proposed Insured.
                                                    Please complete Additional
                                                    Insured Application,
                                                    Form #16303AI.

------------------------------------------------------------------------------------------------------------------------------------
1.   Proposed Insured Name (Last, First, MI)                    Date of Birth (mm/dd/yyyy)

------------------------------------------------------------------------------------------------------------------------------------
     Age                    Sex                    Height                            Weight

------------------------------------------------------------------------------------------------------------------------------------
     Street Address                                City                              State         Zip

------------------------------------------------------------------------------------------------------------------------------------
     S.S./Tax ID No.        Marital Status         State or Country of Birth         Telephone

------------------------------------------------------------------------------------------------------------------------------------
2.   Owner (if other than Proposed Insured)        Relationship to Proposed Insured        S.S./Tax ID No.
        Last, First, MI

------------------------------------------------------------------------------------------------------------------------------------
3.   Primary Beneficiary                           Relationship to Proposed Insured        Date of Birth (mm/dd/yyyy)

------------------------------------------------------------------------------------------------------------------------------------
     Contingent Beneficiary                        Relationship to Proposed Insured        Date of Birth (mm/dd/yyyy)

------------------------------------------------------------------------------------------------------------------------------------
4.   Plan of Insurance

------------------------------------------------------------------------------------------------------------------------------------
5.   (Check all that apply) [ ] Initial Premium Paid $           [ ] Amount Transferred $          [ ] Other $
                                                      ----------                         ---------            -------

------------------------------------------------------------------------------------------------------------------------------------
6.   Secondary Addressee Name                                                Address

------------------------------------------------------------------------------------------------------------------------------------
Information on the Proposed Insured
------------------------------------------------------------------------------------------------------------------------------------

7.   a. Does the proposed insured have an existing life insurance policy or annuity contract?  Yes [ ] No [ ]
     b. State total amount of life insurance in force, including group. $
                                                                         ---------------------
     c. Will the insurance applied for, if issued, replace insurance or annuities now with this or any other company? Yes [ ] No [ ]
        If "Yes," include company name and policy number (#14 below). The licensed insurance agent may be required to provide additional forms for your review and signature.

------------------------------------------------------------------------------------------------------------------------------------
     d. Net Worth                                                        e. Annual Income
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            YES   NO
8.   a. In past 3 years, have you flown, or do you have intentions of flying, other than as a fare-paying scheduled
        airline passenger? If "Yes," complete Aviation Questionnaire.....................................................   [ ]  [ ]
     b. In the past 3 years have you participated in, or do you have intentions of participating in, any type of land, water or air vehicle racing, parachuting, hang/kite gliding, or skin/scuba diving? If "Yes," complete Avocation
        Questionnaire ...................................................................................................   [ ]  [ ]
9.   In the past 3 years have you had your driver's license revoked or been convicted of, or pled guilty or no contest to
     driving under the influence of alcohol or drugs? If "Yes," give license number......................................   [ ]  [ ]
10.  In the next 2 years do you intend to travel or reside outside of the United States for more than 4 consecutive
     weeks?..............................................................................................................   [ ]  [ ]
11.  In the past 10 years have you been hospitalized or treated by a doctor or medical practitioner for stroke, high blood pressure, heart trouble, circulatory problem; nervous system or mental disorder; drug or alcohol abuse;
     diabetes; tumor, cancer or other malignancy; disorder of the digestive system; kidney or liver disease?.............   [ ]  [ ]
12.  Have you had any life or health insurance declined, or have you been offered a modified, substandard, or rated
     policy? (Does not apply to MO residents.)...........................................................................   [ ]  [ ]
13.  In the past 10 years, have you had diagnosis of AIDS (Acquired Immune Deficiency Syndrome) made by a member of the
     medical profession? (Does not apply to DE or NV residents.).........................................................   [ ]  [ ]
14.  If the answer to any part of any question above was "Yes," give details here. (May continue on a separate sheet.)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
15.  Full Name and Address of Proposed Insured's Personal Physician

------------------------------------------------------------------------------------------------------------------------------------
     Reason For and Date of Last Consultation (Visit).

------------------------------------------------------------------------------------------------------------------------------------

GE Life and Annuity Assurance Company . 6610 West Broad Street . Richmond, VA 23230 . 804 281-6000
16303 1/2003 GE Life and Annuity Assurance Company

--------------------------------------------------------------------------------
Statement of Understanding
--------------------------------------------------------------------------------

                                                                      YES    NO
1. DID YOU RECEIVE THE POLICY PROSPECTUS FOR THE PLAN
   OF INSURANCE REQUESTED? ........................................   [ ]   [ ]
2. DID YOU RECEIVE THE FUND PROSPECTUS FOR SUBACCOUNT(S) TO
   WHICH YOU ARE ALLOCATING PREMIUMS? .............................   [ ]   [ ]
3. DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE NEEDS
   AND FINANCIAL OBJECTIVES (does not apply to ND residents)? .....   [ ]   [ ]
4. DO YOU UNDERSTAND THAT:
      a. The amount or duration of the death benefit may increase or decrease depending on the investment return of the
         investment subaccounts? ..................................   [ ]   [ ]
      b. The account value may increase or decrease depending on
         the investment return of the investment subaccounts? .....   [ ]   [ ]

--------------------------------------------------------------------------------
Agreement and Authorization
--------------------------------------------------------------------------------

AGREEMENT

All answers to the questions in this application and any medical examinations required, are complete and true to the best of my knowledge and belief. No information has been furnished which is not recorded in those answers. I agree that:

1. The answers to those questions, together with this agreement, are the basis for issuing the policy.
2. No one, except the President, the Secretary, or a Vice President of the Company can make or change any contract of insurance.
3. Except as otherwise provided in the Temporary Insurance Application and Agreement, insurance does not take effect until I pay the full first premium and the policy is delivered to me while the Proposed Insured is insurable under the Company's published underwriting rules.
4. To the extent permitted by law, I waive all rights that control the disclosure of medical information.

I acknowledge receipt and I have read the Investigative Consumer Report Notice, the Medical Information Bureau Disclosure Notice and the Notice of Insurance Information Practices (in the states that require it).

AUTHORIZATION

I authorize any physician, medical professional, hospital, clinic or medical care institution, to disclose to GE Life and Annuity Assurance Company, its reinsurers, or any consumer reporting agency acting on its behalf, information about me. I also authorize the Medical Information Bureau, any consumer reporting agency, insurer, reinsurer, employer, relative, friend or neighbor to do likewise. The above parties are authorized to disclose information relating to employment, other insurance coverage, past and present physical, mental, drug and/or alcohol conditions, character, habits, avocations, finances, general reputation, credit and other personal characteristics.

I understand that GE Life and Annuity Assurance Company will collect this information for the purpose of determining eligibility for insurance. I also understand that GE Life and Annuity Assurance Company may review this information in connection with later submitted claims.

I agree that this authorization will be valid for two and one-half years from the date it is signed.

I know that I, or my authorized representative, have a right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

[ ] I request to be interviewed in connection with the investigative consumer report, if one is prepared in connection with my application.
--------------------------------------------------------------------------------
State In Which Application Signed

--------------------------------------------------------------------------------
Signature of Proposed Insured                                  Date

--------------------------------------------------------------------------------
Applicant (if not Proposed Insured: Signature and any Title)

--------------------------------------------------------------------------------
Broker's/Agent's Statement
--------------------------------------------------------------------------------

Do you have knowledge or reason to believe that replacement of insurance is involved? [ ] Yes [ ] No

Does the proposed insured have an existing life insurance policy or annuity contract? [ ] Yes [ ] No

If the answer to any question above is "Yes," replacement forms and/or additional forms may be required. Check for specific state requirements.

--------------------------------------------------------------------------------
Signature of Licensed Insurance Agent

--------------------------------------------------------------------------------
Licensed Insurance Agent's Printed Name   Email Address    Telephone

--------------------------------------------------------------------------------
Licensed Insurance Agent's Address

--------------------------------------------------------------------------------
Social Security Number                    Agent's Number   Managing Agency/
                                                           Brokerage No.
--------------------------------------------------------------------------------
Broker Dealer Name                        Com.   [ ]NT   [ ]T   [ ]L

--------------------------------------------------------------------------------

GE Life and Annuity Assurance Company . 6610 West Broad Street . Richmond, VA 23230 . 804 281-6000
16303 1/2003 GE Life and Annuity Assurance Company

Fraud Statements
GE Life and Annuity Assurance Company
--------------------------------------------------------------------------------

ARKANSAS

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information on an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

COLORADO

It is unlawful to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or insurance agent who knowingly provides false, incomplete, or misleading information for the purpose of defrauding or attempting to defraud a policyholder or claimant with regard to an insurance settlement or award shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

DISTRICT OF COLUMBIA

WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

KENTUCKY

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

LOUISIANA

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of crime and may be subject to fines and confinement in prison.

NEW JERSEY

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NEW MEXICO

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information on an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

OHIO

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

TENNESSEEE

It is a crime to knowingly provide false or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or a denial of insurance benefits.

--------------------------------------------------------------------------------
INVESTIGATIVE CONSUMER REPORT NOTICE
--------------------------------------------------------------------------------

In compliance with federal and state laws, this is to inform you that as part of our procedure for processing your insurance application, an investigative consumer report may be prepared. The information for the report is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. The report includes information as to your character, general reputation, personal characteristics and mode of living. You may request to be interviewed for the consumer report. You may, upon written request, be informed whether or not the report was ordered, and if so, the name and address of the consumer reporting agency which made the report. Upon proper identification, you have the right to inspect and/or receive a copy of the report from the consumer reporting agency. You have the right to make a written request to us within a reasonable period of time to receive additional detailed information about the nature and scope of the investigation. Write to:
Underwriting Department, GE Life and Annuity Assurance Company, 6610 West Broad Street, Richmond, Virginia 23230.

--------------------------------------------------------------------------------
MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE
--------------------------------------------------------------------------------

The information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is submitted.

The information you provide will be treated as confidential except that GE Life and Annuity Assurance Company or its reinsurers may, however, make a brief report to the Medical Information Bureau (MIB), a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another insurance company member to which you have applied for life or health insurance coverage and to which a claim is submitted, the MIB will supply such company with the information it may have in its files.

Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file (medical information will be disclosed only to your attending physician). If you question the accuracy of information in the MIB's file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB's information office is Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

GE Life and Annuity Assurance Company or its reinsurers may also release information in its files to other life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.

--------------------------------------------------------------------------------
NOTICE OF INSURANCE INFORMATION PRACTICES
--------------------------------------------------------------------------------

GIVE THIS NOTICE TO THE PROPOSED INSURED/OWNER/APPLICANT IN THE STATES OF ARIZONA, CALIFORNIA, CONNECTICUT, GEORGIA, ILLINOIS, KANSAS, MASSACHUSETTS, MINNESOTA, MONTANA, NEVADA, NEW JERSEY, NORTH CAROLINA, OREGON & VIRGINIA.

     1. Personal information may be collected from persons other than the individual or individuals proposed for coverage.
     2. Such information, as well as other personal or privileged information subsequently collected, may be disclosed to third parties in certain circumstances, without authorization.
     3. A right of access and correction exists with respect to all personal information collected.
     4. A more complete notice describing our information practices in detail will be furnished to you upon request.

GE Life and Annuity Assurance Company . 6610 West Broad Street . Richmond, VA 23230 . 804 281-6000
16303 1/2003 GE Life and Annuity Assurance Company

Automatic Portfolio Rebalancing Form            For use with GE Series
GE Life and Annuity Assurance Company           (non-New York) variable products
(800) 352-9910

--------------------------------------------------------------------------------
Assets in the Guarantee Accounts are not available for rebalancing. Portfolio rebalancing does not guarantee a profit or protect against a loss.
--------------------------------------------------------------------------------
Contract Number:
--------------------------------------------------------------------------------

You are allowed to select up to ten subaccounts at one time for your variable life policy, or no more than 20 subaccounts may be selected for your variable annuity contract; use only whole percentages. Rebalancing allocations must total 100% and will remain in effect until we receive instructions to discontinue. We reserve the right to discontinue offering the Portfolio Rebalancing program at any time and for any reason. Please reallocate as follows:

     [ ] Quarterly   [ ] Semi-Annually   [ ] Annually

AIM Variable Insurance Funds (A I M Advisors, Inc.)

     % AIM V.I. Basic Value Fund - Ser II Shrs
-----
     % AIM V.I. Capital Appreciation Fund - Ser I Shrs
-----
     % AIM V.I. International Growth Fund - Ser II Shrs
-----
     % AIM V.I. Premier Equity Fund - Ser I Shrs
-----

AllianceBernstein Variable Products Series Fund, Inc.
(Alliance Capital Management, L.P.)

     % AllianceBernstein Global Technology Portfolio - Class B
-----
     % AllianceBernstein Growth and Income Portfolio - Class B
-----
     % AllianceBernstein International Value Portfolio - Class B
-----
     % AllianceBernstein Large Cap Growth Portfolio - Class B
-----

American Century Variable Portfolios II, Inc.
(American Century Investment Management, Inc.)

     % VP Inflation Protection Fund - Cl II
-----

Eaton Vance Variable Trust
(Eaton Vance Management)

     % VT Floating-Rate Income Fund
-----
(OrbiMed Advisors, LLC)
     % VT Worldwide Health Sciences Fund
-----

Evergreen Variable Annuity Trust
(Evergreen Investment Management Company, LLC)

     % Evergreen VA Omega Fund - Cl 2
-----
Federated Insurance Series
(Federated Investment Management Co.)

     % Federated High Income Bond Fnd II - Svc Shrs
-----
(Federated Equity Management Company of Pennsylvania)

     % Federated Kaufmann Fund II - Svc Shrs
-----

Fidelity Variable Insurance Products Fund (VIP)
(Fidelity Management & Research Company)

     % Fidelity VIP Asset Manager(SM) Portfolio - Svc Cl 2
-----
     % Fidelity VIP Contrafund(R) Portfolio - Svc Cl 2
-----
     % Fidelity VIP Dynamic Capital Appreciation Portfolio - Svc Cl 2
-----
     % Fidelity VIP Equity-Income Portfolio - Svc Cl 2
-----
     % Fidelity VIP Growth Portfolio - Svc Cl 2
-----
     % Fidelity VIP Growth & Income Portfolio - Svc Cl 2
-----
     % Fidelity VIP Mid Cap Portfolio - Svc Cl 2
-----
     % Fidelity VIP Value Strategies Portfolio - Svc Cl 2
-----

Franklin Templeton Variable Insurance Products Trust
(Franklin Advisers, Inc.)

     % Franklin Income Securities Fund - Cl 2 Shrs
-----

GE Investments Funds, Inc.
(GE Asset Management Incorporated)

     % Income Fund
-----
     % Mid-Cap Equity Fund
-----
     % Money Market Fund
-----
     % Premier Growth Equity Fund
-----
     % Real Estate Securities Fund
-----
     % S&P 500(R)Index Fund*
-----
     % Small-Cap Value Equity Fund
-----
     % Total Return Fund
-----
     % U.S. Equity Fund
-----
     % Value Equity Fund
-----

Goldman Sachs Variable Insurance Trust
(Goldman Sachs Asset Management, L.P.)

     % Goldman Sachs Mid Cap Value Fund
-----

Greenwich Street Series Fund
(Salomon Brothers Asset Management Inc)

     % Salomon Brothers Variable Aggressive Growth Fund - Cl II
-----

Janus Aspen Series (Janus Capital Management LLC)

     % Balanced Portfolio - Svc Shrs
-----
     % Forty Portfolio - Svc Shrs
-----

Merrill Lynch Variable Series Fund, Inc.
(Merrill Lynch Investment Managers, L.P.)

     % Merrill Lynch Basic Value V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Global Allocation V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Large Cap Growth V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Value Opportunities V.I. Fund - Cl III Shrs
-----

MFS(R) Variable Insurance Trust
(Massachusetts Financial Services Company (MFS(R)))

     % MFS(R)Investors Growth Stock Series - Svc Cl Shrs
-----
     % MFS(R) Investors Trust Series - Svc Cl Shrs
-----
     % MFS(R) New Discovery Series - Svc Cl Shrs
-----
     % MFS(R) Total Return Series - Svc Cl Shrs
-----
     % MFS(R) Utilities Series - Svc Cl Shrs
-----

Nations Separate Account Trust
(Banc of America Capital Management, LLC)

     % Nations Marsico Growth Portfolio
-----
     % Nations Marsico International Opportunities Portfolio
-----

Oppenheimer Variable Account Funds
(OppenheimerFunds, Inc.)

     % Oppenheimer Aggressive Growth Fund/VA - Svc Shrs
-----
     % Oppenheimer Balanced Fund/VA - Svc Shrs
-----
     % Oppenheimer Capital Appreciation Fund/VA - Svc Shrs
-----
     % Oppenheimer Global Securities Fund/VA - Svc Shrs
-----
     % Oppenheimer Main Street Fund/VA - Svc Shrs
-----
     % Oppenheimer Main Street Small Cap Fund/VA - Svc Shrs
-----

PIMCO Variable Insurance Trust
(Pacific Investment Management Company LLC)

     % All Asset Portfolio - Adv Cl Shrs
-----
     % High Yield Portfolio - Adm Cl Shrs
-----
     % Long-Term U.S. Government Portfolio - Adm Cl Shrs
-----
     % Low Duration Portfolio - Adm Cl Shrs
-----
     % Total Return Portfolio - Adm Cl Shrs
-----

The Prudential Series Fund, Inc.
(Prudential Investments LLC)

     % Jennison Portfolio - Cl II
-----
     % Jennison 20/20 Focus Portfolio - Cl II
-----
     % Natural Resources Portfolio - Cl II
-----

Rydex Variable Trust (Rydex Investments)

     % OTC Fund**
-----

Salomon Brothers Variable Series Funds Inc
(Salomon Brothers Asset Management Inc)

     % Salomon Brothers Variable All Cap Fund - Cl II
-----
     % Salomon Brothers Variable Total Return Fund - Cl II
-----

Van Kampen Life Investment Trust
(Van Kampen Asset Management Inc.)

     % Comstock Portfolio - Cl II Shrs
-----
     % Emerging Growth Portfolio - Cl II Shrs
-----

* "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.
** The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.

------------------------------------------------------------------------------------------------------------------------------------
Allocation of Future Payments (optional): [ ] Please invest all future payments as I have indicated above, until further notification.

Owner Information
------------------------------------------------------------------------------------------------------------------------------------
Owner's Name (Please Print)                              Joint Owner's Name (Please Print)

------------------------------------------------------------------------------------------------------------------------------------
Owner's Signature                                        Joint Owner's Signature

------------------------------------------------------------------------------------------------------------------------------------
Social Security/Tax ID #                                 Social Security/Tax ID #

------------------------------------------------------------------------------------------------------------------------------------
Date                                    Daytime Phone No.                                 Date

------------------------------------------------------------------------------------------------------------------------------------

For Variable Annuity Contracts:                For Variable Life Policies:

Regular Mail          Overnight Delivery       Regular Mail              Overnight Delivery
------------          ------------------       ------------              ------------------
GE Life and Annuity   GE Life and Annuity      GE Life and Annuity       GE Life and Annuity
Assurance Company     Assurance Company        Assurance Company         Assurance Company
P.O. Box 281001       Lockbox #281001          P.O. Box 27601            6610 West Broad Street
Atlanta, GA 30384     6000 Feldwood Road       Richmond, VA 23261-7601   Richmond, VA 23230
                      College Park, GA 30349

                                   Page 2 of 2